Exhibit 3.1

FOURTH AMENDED AND RESTATED BYLAWS OF

CAPSTONE TURBINE CORPORATION

i

ii

FOURTH AMENDED AND RESTATED BYLAWS

OF

CAPSTONE TURBINE CORPORATION

ARTICLE I – OFFICES

Section 1.        Registered  Office.  The  registered  office  of  Capstone  Turbine  Corporation (hereinafter, called the “corporation”) shall be in the City of Dover, County of Kent, State of Delaware.

Section 2.        Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II – STOCKHOLDERS

Section 1.        Place of Meetings.

(A)      Meetings  of  stockholders  shall  be  held  at  any  place  within  or  outside  the  State  of Delaware designated by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the corporation.

(B)      Notwithstanding  the  foregoing,  the  board  of  directors  may,  in  its  sole  discretion, determine that stockholder meetings shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211 of the Delaware General Corporation Law (the “DGCL”). If authorized by the board of directors in its sole discretion, and subject to such guidelines and procedures as the board of directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication (1) participate in a meeting of stockholders; and (2) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (b) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

Section 2.        Annual Meetings of Stockholders. The annual meeting of stockholders shall be held each year on a date and time designated by the board of directors. Any previously scheduled annual meeting of the stockholders may be postponed by resolution of the board of directors upon public notice given prior to the date previously scheduled for such annual meeting of the stockholders.

Section 3.        Special Meetings. A special meeting of the stockholders may be called at any time by the chairman of the board of directors, or by a majority of the directors or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authority, as provided in a resolution of the board of directors, include the power to call such meetings, but such special meetings may not be called by any other person or persons. Any previously scheduled special meeting of the stockholders may be postponed by resolution of the board of directors upon public notice given prior to the date previously scheduled for such special meeting of the stockholders.

Section 4.        Notice of Stockholders’ Meetings. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the general nature of the business to be transacted.

Section 5.        Manner  of  Giving  Notice;  Affidavit  of  Notice.  Notice  of  any  meeting  of stockholders shall be deemed to have been given:

(A)     when deposited in the mail, postage prepaid, directed to the stockholder at his address appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice; or

(B)      if electronically transmitted as provided in Article VIII, Section 1 of these bylaws.

An affidavit of the mailing, electronic transmission or other means of giving any notice of any stockholders’ meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Section 6.        Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7.        Adjourned Meeting and Notice Thereof. Any stockholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the chairman of the meeting, but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 6 of this Article II.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than thirty (30) days from the date set for the original meeting. Notice of any such adjourned meeting, if required, shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8.        Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 11 of this Article II. Such vote may be by voice vote or by ballot, at the discretion of the chairman of the meeting. Any stockholder entitled to vote on any matter (other than the election of directors) may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal; but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares such stockholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by the DGCL or the certificate of incorporation or the certificate of determination of preferences as to any preferred stock.

At a stockholders’ meeting involving the election of directors, no stockholder shall be entitled to cumulate (i.e., cast for any one or more candidates a number of votes greater than the number of the stockholders shares). The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Section 9.        Waiver of Notice or Consent by Absent Stockholders. The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, delivers a written waiver signed by such person (or a waiver by electronic transmission by such person) of notice or a consent (manually signed or submitted by electronic transmission) to the holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders. All such waivers, consents or approvals shall be filed with the corporate records or made part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if such objection is expressly made at the meeting.

Section 10.      No Stockholder Action by Written Consent Without a Meeting. Stockholders may take action only at a regular or special meeting of stockholders.

Section 11.      Record Date for Stockholder Notice and Voting. For purposes of determining the holders entitled to notice of any meeting or to vote, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Delaware General Corporation Law.

If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

Section 12.      Proxies. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized (a) by a written proxy signed by the person and filed with the secretary of the corporation or (b) by an electronic transmission permitted by law filed in accordance with the procedure established for the meeting. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation (whether manually signed or electronically transmitted) stating that the proxy is revoked or by a subsequent proxy executed or electronically transmitted by, or attendance at the meeting and voting in person by, the person executing or electronically transmitting the proxy, or (ii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided, however, that no such proxy shall be valid after the expiration of one (1) year from the date of such proxy, unless otherwise provided in the proxy.

Section 13.      Inspectors of Election; Opening and Closing the Polls. The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

Section 14.      Nomination and Stockholder Business Bylaw.

(A)       Annual Meetings of Stockholders.

(1)       Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation’s notice of meeting, (b) by or at the direction of the board of directors or (c) by any stockholder of the corporation who (i) was a stockholder of record at the time of giving of notice provided for in this bylaw and at the time of the annual meeting, (ii) is entitled to vote and present in person at the meeting at the meeting and (iii) complies with the notice procedures set forth in this bylaw as to such business or nomination. The foregoing clause (c) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the corporation’s notice of meeting) before an annual meeting of stockholders.

(2)       Without qualification, for nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this bylaw, the stockholder must have given timely notice thereof in writing to the secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the close of business on the 150th calendar day and not later than the close of business on the 120th calendar prior to the first anniversary of the date of the corporation’s proxy statement released to security holders in connection with the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, a proposal shall be received by the corporation no later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was made, whichever comes first. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper form, a stockholder’s notice (whether given pursuant to this paragraph (A)(2) or paragraph (B) of this Section 14) to the secretary must:

(a) disclose, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made or any person acting in concert therewith (each a “party”) (i) the name and address of each such party, (ii) (A) the class or series and number of shares of the corporation which are, directly or indirectly, owned beneficially and of record by each such party, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which each such party has a right to vote or transfer any shares of any security of the corporation, or pursuant to which any shares held directly or indirectly by each such party may be voted or transferred by another party, (D) any short interest in any security of the corporation (for purposes of this bylaw a person  shall  be  deemed  to  have  a  short  interest in  a  security if  such  person  directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the corporation owned beneficially by each such party that are separated or separable from the underlying shares of the corporation, (F) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (G) any performance-related fees (other than an asset-based fee) that such stockholder is or may be entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such party’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date) and (H) any direct or indirect equity interest, short interest, or Derivative Instrument, or any material contract or agreement of such party in or with any principal competitor of the corporation, (iii) any other information relating to such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (whether or not such party intends to deliver a proxy statement or conduct its own proxy solicitation), (iv) a statement as to whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of the capital stock of the corporation required under applicable law to carry the proposal, or, in the case of a nomination or nominations for election of directors, at least the percentage of voting power of all of the shares of capital stock of the corporation reasonably believed by the such stockholder of record or beneficial owner or owners, as the case may be, to be sufficient to elect the persons proposed to be nominated by the stockholder of record; (v) the written consent of each such party to the public disclosure of information provided pursuant to this bylaw; (vi) the investment strategy or objective, if any, of the stockholder and each such party; and (vii) an undertaking that each such stockholder agrees to indemnify and hold harmless the corporation against any liability, loss or damages incurred as a result of false or misleading information submitted by the stockholder pursuant to this Section 14;

(b) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, or other persons on whose behalf the proposal is made or persons that are acting in concert therewith with respect to such business and (ii) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

(c) set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the board of directors (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder

(including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

(d) with respect to each nominee for election or reelection to the board of directors, include a completed and signed questionnaire, representation and agreement required by paragraph (D) of this Section 14.

The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

Further, a stockholder of record providing notice of a nomination of director(s) or other business proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this bylaw shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than five (5) business days prior to the date of the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

For purposes of this bylaw, a person shall be deemed to be “acting in concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement) in concert with, or towards a common goal relating to the corporation in parallel with, such other person where at least one of the following factors suggests that such persons intend to act in concert or in parallel: exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be acting in concert with any other person solely as a result of the solicitation of proxies after the filing of an effective Schedule 14A under Section 14(a) of the Exchange Act. A person acting in concert with another person shall be deemed to be acting in concert with any third party who is also acting in concert with such other person.

(3)       Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 14 to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 70 days prior to the first anniversary of the date of the preceding year’s annual meeting, a stockholders notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(B)      Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the board of directors shall only be permitted to be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (a) by or at the direction of the board of directors or (b) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who (i) is a stockholder of record at the time of giving of notice provided for in this bylaw and at the time of the special meeting, (ii) is entitled to vote and present in person at the meeting, and (iii) complies with the notice procedures set forth in this bylaw as to such nomination.   In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be) for election  to  such  position(s)  as  specified  in  the  corporation’s  notice  of  meeting,  if  the stockholder’s notice in the form required by paragraph (A)(2) of this Section 14 with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by paragraph (D) of this Section 14) shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the close of business on the 150th  calendar day prior to the date of such special meeting and not later than the close of business on the later of the 120th calendar day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.  In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(C)      General.

(1)       Only such persons who are nominated in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this bylaw.

(2)       For purposes of this bylaw, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with  the  Securities  and  Exchange  Commission  pursuant  to  Section  13,  14  or  15(d)  of  the Exchange Act and the rules promulgated thereunder.

(3)       Notwithstanding the foregoing provisions of this bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this bylaw; provided, however, that any references in these bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to paragraph (A)(1)(c) or paragraph (B) of this Section 14. Nothing in this bylaw shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock, if any, to elect directors under certain circumstances if and to the extent provided for under law, the certificate of incorporation or these bylaws.

(4)       Notwithstanding the foregoing provisions of this bylaw, if a stockholder (or a qualified representative of the stockholder) is not present at the meeting of stockholders to make a nomination or propose other business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote have been received by the corporation.  “Present in person” shall mean that the stockholder proposing that the business be brought before the meeting of the corporation, or, if the proposing stockholder is not an individual, a qualified representative of such stockholder, appears at such meeting; provided, however if the board of directors authorizes pursuant to Section 1 of Article II of these bylaws a meeting solely by means of remote communication, the board of directors shall adopt, in its sole discretion, such guidelines and procedures for stockholders to be deemed present in person at such virtual meeting.  A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust.

(D)     Submission of Questionnaire, Representation and Agreement.  To be eligible to be a nominee for election [or reelection] as a director of the corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 14 of this Article II) to the secretary at the principal executive offices of the corporation a written questionnaire  with  respect  to  the  background  and  qualification  of  such  person  and  the background of any other person or entity on whose behalf the nomination is being made (which questionnaire  shall  be  provided  by  the  secretary  upon  written  request)  and  a  written representation and agreement (in the form provided by the secretary upon written request) that such person (1) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the secretary of the corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in such questionnaire or representation, and (3) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

Section 15.      Conduct of Business.

(A)     Duties of Chair of Meeting.  Except as otherwise provided by law, the certificate of incorporation or these bylaws, the chair of any meeting of the stockholders shall have the power and authority to determine the order of business and the procedure at the meeting, including, without limitation, the duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these bylaws and, if any proposed nomination or business is not in compliance with these bylaws, to declare that such defective proposal or nomination shall be disregarded, and the manner of voting and the conduct of discussion as seem to him or her in order. The chair shall also have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors or the chair of the meeting after the closing of the polls unless the Delaware Court of Chancery upon application by a stockholder shall determine otherwise.

(B)      Chair of Meeting.   The Chairman of the Board or, in his or her absence, the Chief Executive Officer of the corporation or, in his or her absence, such person as may be chosen by the board of directors, or if there are not remaining directors serving, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present,  in  person  or  by  proxy,  at  such  meeting  shall  call  to  order  any  meeting  of  the stockholders and act as chair of the meeting. In the absence of the secretary of the corporation, the secretary of the meeting shall be such person as the chair of the meeting or the board of directors appoints.

ARTICLE III – DIRECTORS

Section 1.        Powers. Subject to the provisions of the Delaware General Corporation Law and any limitations in the certificate of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Section 2.        Number and Qualification of Directors. Until otherwise determined by resolution of the Board of Directors, the number of directors of the corporation shall be seven  (7).

Section 3.        Election and Term of Office of Directors. Directors shall be elected at the annual meeting of the stockholders. Each director, including a director elected to fill a vacancy, shall serve for a term ending on the next annual meeting following the annual meeting at which such director was elected and until a successor has been elected and qualified or the earlier of his resignation or removal.

Section 4.        Vacancies. Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director elected to fill a vacancy shall hold office for the remainder of the term of the person whom he succeeds, and until a successor has been elected and qualified.

A vacancy or vacancies in the board of directors shall be deemed to exist in the case of the death, retirement, resignation or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors be increased, or if the stockholders fail at any meeting of stockholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

Any director may resign or voluntarily retire upon giving notice in writing or by electronic transmission to the chairman of the board, the president, the secretary or the board of directors. Such retirement or resignation shall be effective upon the giving of the notice, unless the notice specifies a later time for its effectiveness. If such retirement or resignation is effective at a future time, the board of directors may elect a successor to take office when the retirement or resignation becomes effective.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

Section 5.        Place of Meetings and Telephonic Meetings. Regular meetings of the board of directors may be held at any place within or without the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 6.        Annual Meetings. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of organization, any desired election  of  officers  and  transaction  of  other  business.  Notice  of  this  meeting  shall  not  be required.

Section 7.        Other Regular Meetings. Other regular meetings of the board of directors shall be held at such time as shall from time to time be determined by the board of directors. Such regular meetings may be held without notice provided that notice of any change in the determination of time of such meeting shall be sent to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as for special meetings of the board of directors.

Section 8.        Special Meetings. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director, sent by facsimile, first class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation, or sent by electronic mail addressed to each director at his or her electronic mail address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, by telephone, facsimile, telegram or electronic mail, it shall be delivered personally, or by telephone, by facsimile, to the telegraph company or by electronic mail at least twenty four (24) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 9.        Quorum. A majority of the authorized number of directors shall  constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 10.      Waiver of Notice. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present delivers a written waiver signed by such director (or a waiver by electronic transmission by such director) of notice or a consent (manually signed or submitted by electronic transmission) to the holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 11.      Adjournment. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 12.      Notice of Adjournment. Notice of the time and place of an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

Section 13.      Action Without Meeting. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing or by electronic transmission to such action. Such action by written consent or electronic transmission shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the board.

Section 14.      Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.

ARTICLE IV – COMMITTEES

Section 1.        Committees of Directors. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, including an executive committee, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

(a)       the approval of any action which, under the General Corporation Law of Delaware, also requires the approval of the full board of directors, or the stockholders of the outstanding shares;

(b)       the filling of vacancies on the board of directors or in any committee;

(c)       the fixing of compensation of the directors for serving on the board or on any committee;

(d)       the amendment or repeal of bylaws or the adoption of new bylaws;

(e)       the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f)        a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g)       the  appointment  of  any other  committees  of the board of directors or  the members thereof.

Section 2.        Meetings and Action of Committees. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Sections 5 (place of meetings), 7 (regular meetings), 8 (special meetings and notice), 9 (quorum), 10 (waiver of notice), 11 (adjournment), 12 (notice of adjournment) and 13 (action without  meetings),  with  such  changes  in  the  context  of  those  bylaws  as  are  necessary  to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined by resolution of the board of directors as well as the committee, special meetings of committees may also be called by resolution of the board of directors, and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V – OFFICERS

Section 1.        Officers. The officers of the corporation shall be chosen by the board of directors and shall include a chairman of the board or president, or both, a vice president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a president, one or more additional vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be held by the same person.

Section 2.        Election of Officers. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen annually by the board of directors, and each shall hold his office until he shall resign or be removed or otherwise disqualified to serve or his successor shall be appointed in accordance with the provisions of Section 3 of this Article V. Any number of officers may be elected and qualified.

Section 3.        Subordinate Officers, etc. The board of directors may appoint, and may empower the chairman of the board to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4.        Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5.        Vacancies  in  Office.  A  vacancy  in  any  office  because  of  death,  resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6.        Chairman of the Board. The chairman of the board shall preside at all meetings of the stockholders and of the board of directors. The chairman of the Board shall be responsible for the general management of the affairs of the corporation and shall perform all duties incidental to his office which may be required by law and all such other duties as are properly required of him by the board of directors. Except where by law the signature of the president is required, the chairman of the board shall possess the same power as the president to sign all certificates, contracts, and other instruments of the corporation which may be authorized by the board of directors. He shall make reports to the board of directors and the stockholders, and shall perform all such other duties as are properly required of him by the board of directors. He shall see that all orders and resolutions of the board of directors and of any committee thereof are carried into effect.

Section 7.        President. The president shall act in a general executive capacity and shall assist the chairman of the board in the administration and operation of the corporation’s business and general supervision of its policies and affairs. The president shall, in the absence of or because of the inability to act of the chairman of the board, perform all duties of the chairman of the board and preside at all meetings of stockholders and of the board of directors. The president may sign, alone  or  with  the  secretary,  or  an  assistant  secretary,  or  any  other  proper  officer  of  the corporation authorized by the board of directors, certificates, contracts, and other instruments of the corporation as authorized by the board of directors.

Section 8.        Vice Presidents. In the absence or disability of the president, a vice president designated by the board of directors shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws.

Section 9.        Secretary. The secretary shall keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings and actions of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a stock register, or a duplicate register, showing the names of all stockholders and their  addresses,  the  number  and  classes  of  shares  held  by  each,  the  number  and  date  of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required by the bylaws or by law to be given and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.

Section 10.      Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties  and  business  transactions  of  the  corporation,  including  accounts  of  its  assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall be open at all reasonable times to inspection by any director.

The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chairman of the board and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

Section 11.      Assistant  Secretaries  and  Assistant  Treasurers.  Any  assistant  secretary  may perform any act within the power of the secretary, and any assistant treasurer may perform any act within the power of the chief financial officer, subject to any limitations which may be imposed in these bylaws or in board resolutions.

ARTICLE VI – INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

Section 1.        Indemnification. The corporation shall indemnify, in the manner and to the full extent permitted by law, any person (or the estate of any person) who was or is a party to, or is threatened  to  be  made  a  party  to,  any  threatened,  pending  or  completed  action,  suit  or proceeding, whether or not by or in the right of the corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is a director or officer of the corporation, and at the discretion of the board of directors may indemnify any person (or the estate of any person) who is such a party or threatened to be made such a party by reason of the fact that such person is or was an employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The corporation may, to the full extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against him and may enter into contracts providing for the indemnification of such person to the full extent permitted by law. To the full extent permitted by law, the indemnification provided herein shall include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses may be paid by the corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the corporation to indemnify any other person for any such expenses to the full extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

For the purposes of this Article VI, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Article VI, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include service as a director or officer of the corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

ARTICLE VII – GENERAL CORPORATE MATTERS

Section 1.        Record  Date  for  Purposes  Other  Than  Notice  and  Voting.  For  purposes  of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which shall not be more than sixty (60) nor less than ten (10) days prior to any such action, and in such case only stockholders of record on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Delaware General Corporation Law.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the board of directors may fix a record date which shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors.

Section 2.        Checks, Drafts, Evidences of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 3.        Corporate Contracts and Instruments, How Executed. The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 4.        Stock Certificates. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid. All certificates shall be signed in the name of the corporation by the chairman of the board or the president  or  vice  president  and  by the  chief  financial  officer,  the  treasurer  or  an  assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

Section 5.        Lost Certificates. Except as hereinafter in this Section 5 provided, no new stock certificate shall be issued in lieu of an old certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may in case any stock certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions as the board of directors may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 6.        Representation of Stock of Other Corporations. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all stock of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all stock by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 7.        Construction and Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section 8.        Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 9.        Exclusive Jurisdiction of Delaware Courts.   Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner of stock) to bring (i) any derivative action or proceeding on behalf of the corporation, (ii) any action asserting a claim of, or a claim based on, breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder (including a beneficial owner of stock) of the corporation to the corporation or the corporation’s stockholders (including beneficial owners of stock), (iii) any action asserting a claim against the corporation or any current or former director, officer, employee or stockholder (including a beneficial owner of stock) of the  corporation arising pursuant to any provision of the DGCL or the certificate of incorporation or by-laws (as either may be amended from time to time), or (iv) any action asserting a claim against the corporation or any current or former director, officer, employee or stockholder (including a beneficial owner of stock) of the corporation governed by the internal affairs doctrine (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court for the District of Delaware).

ARTICLE VIII – NOTICE BY ELECTRONIC TRANSMISSION

Section 1.        Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Company under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any such consent shall be deemed revoked if:

(A)      the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and

(B)      such inability becomes known to the secretary or an assistant secretary of the Company or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(A)     if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(B)      if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(C)     if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

(D)     if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 2.        Definition of Electronic Transmission. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 3.        Inapplicability. Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

ARTICLE IX – AMENDMENTS

Section 1.        Amendment. The bylaws, or any of them, may be rescinded, altered, amended or repealed, and new bylaws may be made (i) by the board of directors, by vote of a majority of the number of directors then in office as directors, acting at any meeting of the board of directors, or (ii) by the stockholders, by the vote of the holders of sixty six and two thirds percent (66 2/3%) of the outstanding voting stock of the corporation, at any annual or special meeting of stockholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in the notice of the annual or special meeting; provided, however, that the bylaws can only be amended if such amendment would not conflict with the certificate of incorporation. Any bylaw made or altered by the requisite number of stockholders may be altered or repealed by the board of directors or may be altered or repealed by the requisite number of stockholders.

* * * *

CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

(a)       That I am the duly elected and acting Secretary of Capstone Turbine Corporation, a Delaware corporation (the “Corporation”); and

(b)      That the foregoing Fourth Amended and Restated Bylaws constitute the Amended and Restated Bylaws of the Corporation, as duly adopted by the Board of Directors of the Corporation, effective as of August 31, 2017.

IN WITNESS WHEREOF, I have hereunto subscribed my name as of this 31st day of August, 2017.

Clarice Hovsepian,
Secretary